Houlihan Lokey Reports Third Quarter Fiscal 2025 Financial Results

– Third Quarter Fiscal 2025 Revenues of $634 million –
– Third Quarter Fiscal 2025 Diluted EPS of $1.39 –
– Adjusted Third Quarter Fiscal 2025 Diluted EPS of $1.64 –
– Announces Dividend of $0.57 per Share for Fourth Quarter Fiscal 2025 –

LOS ANGELES and NEW YORK - January 28, 2025 - Houlihan Lokey, Inc. (NYSE:HLI) (“Houlihan Lokey” or the “Company”) today reported financial results for its third quarter ended December 31, 2024.
For the third quarter ended December 31, 2024, revenues were $634 million, compared with $511 million for the third quarter ended December 31, 2023. Net income was $95 million, or $1.39 per diluted share, for the third quarter ended December 31, 2024, compared with $71 million, or $1.04 per diluted share, for the third quarter ended December 31, 2023. Adjusted net income for the third quarter ended December 31, 2024 was $114 million, or $1.64 per diluted share, compared with $84 million, or $1.22 per diluted share, for the third quarter ended December 31, 2023.
“We are pleased with our results for the third quarter as well as our performance year to date, as we continue to see momentum across our business lines. Given the stronger macro environment, we remain optimistic about the balance of this fiscal year, and our outlook for fiscal 2026 is positive,” stated Scott Adelson, Chief Executive Officer of Houlihan Lokey.
Selected Financial Data

(In thousands, except per share data)	U.S. GAAP
	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
Revenues by segment
Corporate Finance	$421,602	$310,512	$1,114,047	$819,247
Financial Restructuring	130,942	128,565	379,932	366,603
Financial and Valuation Advisory	81,884	72,053	229,015	208,098
Revenues	$634,428	$511,130	$1,722,994	$1,393,948
Operating expenses:
Employee compensation and benefits	$402,971	$324,039	$1,093,724	$884,064
Non-compensation	95,355	90,551	266,931	249,720
Operating income	136,102	96,540	362,339	260,164
Other income, net	(9,016)	(6,035)	(18,741)	(12,336)
Income before provision for income taxes	145,118	102,575	381,080	272,500
Provision for income taxes	49,816	31,772	103,289	73,276
Net income attributable to Houlihan Lokey, Inc.	$95,302	$70,803	$277,791	$199,224

Diluted earnings per share attributable to Houlihan Lokey, Inc.	$1.39	$1.04	$4.05	$2.93

Revenues

For the third quarter ended December 31, 2024, revenues were $634 million, compared with $511 million for the third quarter ended December 31, 2023. For the third quarter ended December 31, 2024, Corporate Finance (“CF”) revenues increased 36%, Financial Restructuring (“FR”) revenues increased 2%, and Financial and Valuation Advisory (“FVA”) revenues increased 14%, in each case, when compared with the third quarter ended December 31, 2023.

Expenses

The Company’s employee compensation and benefits expenses, non-compensation expenses, and provision for income taxes during the periods presented and described below are on a GAAP and an adjusted basis.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Three Months Ended December 31,
($ in thousands)	2024	2023	2024	2023
Expenses:
Employee compensation and benefits	$402,971	$324,039	$390,173	$314,345
% of Revenues	63.5%	63.4%	61.5%	61.5%
Non-compensation	$95,355	$90,551	$83,002	$82,129
% of Revenues	15.0%	17.7%	13.1%	16.1%
Per full-time employee (1)	$35	$34	$31	$31
Provision for income taxes	$49,816	$31,772	$56,734	$36,584
% of Pre-tax income	34.3%	31.0%	33.3%	30.3%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.
(1)Calculated using the average of the number of full-time employees at the beginning of the reporting period and the end of the reporting period.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Nine Months Ended December 31,
($ in thousands)	2024	2023	2024	2023
Expenses:
Employee compensation and benefits	$1,093,724	$884,064	$1,059,641	$857,278
% of Revenues	63.5%	63.4%	61.5%	61.5%
Non-compensation	$266,931	$249,720	$244,211	$233,118
% of Revenues	15.5%	17.9%	14.2%	16.7%
Per full-time employee (1)	$101	$95	$92	$88
Provision for income taxes	$103,289	$73,276	$140,583	$92,412
% of Pre-tax income	27.1%	26.9%	32.0%	29.3%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.
(1)Calculated using the average of the number of full-time employees at the beginning of the reporting period and the end of the reporting period.

Employee compensation and benefits expenses were $403 million for the third quarter ended December 31, 2024, compared with $324 million for the third quarter ended December 31, 2023. Adjusted employee compensation and benefits expenses were $390 million for the third quarter ended December 31, 2024, compared with $314 million for the third quarter ended December 31, 2023. This resulted in an adjusted compensation ratio of 61.5% for both the third quarter ended December 31, 2024 and the third quarter ended December 31, 2023. The increase in GAAP and adjusted employee compensation and benefits expenses was a result of an increase in revenues for the quarter when compared with the same quarter last year.

Non-compensation expenses were $95 million for the third quarter ended December 31, 2024, compared with $91 million for the third quarter ended December 31, 2023. The increase in GAAP non-compensation expenses was primarily a result of an increase in rent expense and depreciation and amortization expense, partially offset by a decrease in professional fees. Adjusted non-compensation expenses were relatively flat at $83 million for the third quarter ended December 31, 2024, compared with $82 million for the third quarter ended December 31, 2023.

The provision for income taxes was $50 million, representing an effective tax rate of 34.3% for the third quarter ended December 31, 2024, compared with $32 million, representing an effective tax rate of 31.0% for the third quarter ended December 31, 2023. The adjusted provision for income taxes was $57 million, representing an adjusted effective tax rate of 33.3% for the third quarter ended December 31, 2024, compared with $37 million, representing an adjusted effective tax rate of 30.3% for the third quarter ended December 31, 2023. The increase in the Company’s GAAP and adjusted effective tax rates during the third quarter ended December 31, 2024, relative to the third quarter ended December 31, 2023, was primarily a result of increased state taxes and non-deductible expenses.

Segment Reporting for the Third Fiscal Quarter

Corporate Finance
CF revenues were $422 million for the third quarter ended December 31, 2024, compared with $311 million for the third quarter ended December 31, 2023, representing an increase of 36%. Revenues increased due to an increase in the number of closed transactions during the quarter, which was driven by favorable market conditions for M&A and capital markets transactions. This increase was partially offset by a decrease in the average transaction fee on closed transactions, which was driven by transaction mix, and does not represent a trend in the average fee on closed transactions.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2024	2023	2024	2023
Corporate Finance
Revenues	$421,602	$310,512	$1,114,047	$819,247
# of Managing Directors	238	219	238	219
# of Closed transactions (1)	170	117	417	329

Financial Restructuring
FR revenues were $131 million for the third quarter ended December 31, 2024, compared with $129 million for the third quarter ended December 31, 2023, representing an increase of 2%. Revenues increased due to an increase in the number of closed transactions during the quarter, which was driven by favorable market conditions for restructuring transactions. This increase was partially offset by a decrease in the average transaction fee on closed transactions, which was driven by transaction mix and does not represent a trend in the average fee on closed transactions.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2024	2023	2024	2023
Financial Restructuring
Revenues	$130,942	$128,565	$379,932	$366,603
# of Managing Directors	57	52	57	52
# of Closed transactions (1)	41	30	107	91

Financial and Valuation Advisory
FVA revenues were $82 million for the third quarter ended December 31, 2024, compared with $72 million for the third quarter ended December 31, 2023, representing an increase of 14%. Revenues increased due to an increase in the number of Fee Events and an increase in the average fee per Fee Event, driven by improvements in the M&A markets, which impacted one or more of the service lines within our FVA business.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2024	2023	2024	2023
Financial and Valuation Advisory
Revenues	$81,884	$72,053	$229,015	$208,098
# of Managing Directors	42	41	42	41
# of Fee Events (1)	1,005	926	1,804	1,704
(1)A Fee Event includes any engagement that involves revenue activity during the measurement period based on a revenue minimum of one thousand dollars. References in this press release to closed transactions should be understood to be the same as transactions that are “effectively closed” as described in our periodic reports on Forms 10-K and 10-Q.

Balance Sheet and Capital Allocation
The Board of Directors of the Company declared a regular quarterly cash dividend of $0.57 per share of Class A and Class B common stock. The dividend will be payable on March 15, 2025 to stockholders of record as of the close of business on March 3, 2025. As of December 31, 2024, the Company had $903 million of cash and cash equivalents and investment securities, and $66 million of other liabilities.

Investor Conference Call and Webcast
The Company will host a conference call and live webcast at 5:00 p.m. Eastern Time on Tuesday, January 28, 2025, to discuss its third quarter fiscal 2025 results. The number to call is 1-844-825-9789 (domestic) or 1-412-317-5180 (international). A live webcast will be available in the Investor Relations section of the Company’s website. A replay of the conference call will be available from January 28, 2025 through February 4, 2025, by dialing 1-844-512-2921 (domestic) or 1-412-317-6671 (international) and entering the passcode 10195795. A replay of the webcast will be archived and available on the Company’s website.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures
Adjusted net income, total and on a per share basis, and certain adjusted items used to determine adjusted net income, are presented and discussed in this earnings press release and are non-GAAP measures that management believes, when presented together with comparable GAAP measures, are useful to investors in understanding the Company’s operating results. The adjusted items included in this earnings press release as calculated by the Company are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these adjusted amounts are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative to the Company’s financial information determined under GAAP. For a description of the Company’s use of these adjusted items and a reconciliation with comparable GAAP items, see the section of this press release titled “Reconciliation of GAAP to Adjusted Financial Information.” Please refer to our financial statements, prepared in accordance with GAAP, for purposes of evaluating our financial condition, results of operations, and cash flows.

About Houlihan Lokey
Houlihan Lokey, Inc. (NYSE:HLI) is a global investment bank with expertise in mergers and acquisitions, capital markets, financial restructuring, and financial and valuation advisory. Houlihan Lokey serves corporations, institutions, and governments worldwide with offices in the Americas, Europe, the Middle East, and the Asia-Pacific region. Independent advice and intellectual rigor are hallmarks of the firm’s commitment to client success across its advisory services. The firm is the No. 1 investment bank for all global M&A transactions, the No. 1 M&A advisor for the past nine consecutive years in the U.S., the No. 1 global restructuring advisor for the past ten consecutive years, and the No. 1 global M&A fairness opinion advisor over the past 25 years, all based on number of transactions and according to data provided by LSEG.

For more information, please visit www.HL.com.

Contact Information

Investor Relations 212.331.8225 IR@HL.com	OR	Media Relations 212.331.8223 PR@HL.com

Appendix
Condensed Consolidated Balance Sheets (Unaudited)
Condensed Consolidated Statements of Income (Unaudited)
Reconciliation of GAAP to Adjusted Financial Information (Unaudited)

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In thousands, except share data and par value)	December 31, 2024	March 31, 2024
Assets
Cash and cash equivalents	$799,340	$721,235
Restricted cash	1,452	619
Investment securities	103,538	38,005
Accounts receivable, net of allowance for credit losses	166,687	199,630
Unbilled work in process, net of allowance for credit losses	202,716	192,012
Income taxes receivable	—	32,856
Deferred income taxes	83,428	90,064
Property and equipment, net	140,105	136,701
Operating lease right-of-use assets	355,937	344,024
Goodwill	1,280,304	1,127,497
Other intangible assets, net	222,113	197,439
Other assets	120,142	90,677
Total assets	$3,475,762	$3,170,759

Liabilities and stockholders' equity
Liabilities:
Accrued salaries and bonuses	$719,301	$726,031
Accounts payable and accrued expenses	123,129	114,171
Deferred income	40,500	33,139
Income taxes payable	5,501	—
Deferred income taxes	7,711	7,505
Operating lease liabilities	433,032	415,412
Other liabilities	66,047	37,751
Total liabilities	1,395,221	1,334,009

Stockholders' equity:
Class A common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 54,015,734 and 52,348,511 shares, respectively	54	52
Class B common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 16,129,101 and 16,746,676 shares, respectively	16	17
Additional paid-in capital	851,854	739,870
Retained earnings	1,314,974	1,163,419
Accumulated other comprehensive loss	(86,357)	(66,608)
Total stockholders’ equity	2,080,541	1,836,750
Total liabilities and stockholders’ equity	$3,475,762	$3,170,759

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
(In thousands, except share and per share data)	2024	2023	2024	2023
Revenues	$634,428	$511,130	$1,722,994	$1,393,948
Operating expenses:
Employee compensation and benefits	390,173	314,345	1,059,641	857,278
Acquisition related compensation and benefits	12,798	9,694	34,083	26,786
Travel, meals, and entertainment	17,942	17,325	50,024	47,494
Rent	22,259	19,002	56,717	55,418
Depreciation and amortization	9,561	6,657	25,861	20,275
Information technology and communications	16,945	15,443	50,889	43,319
Professional fees	11,744	14,853	29,898	35,269
Other operating expenses	16,904	17,271	53,542	47,945
Total operating expenses	498,326	414,590	1,360,655	1,133,784
Operating income	136,102	96,540	362,339	260,164
Other income, net	(9,016)	(6,035)	(18,741)	(12,336)
Income before provision for income taxes	145,118	102,575	381,080	272,500
Provision for income taxes	49,816	31,772	103,289	73,276
Net income	$95,302	$70,803	$277,791	$199,224

Weighted average shares of common stock outstanding:
Basic	65,831,122	64,411,668	65,563,605	64,258,216
Fully diluted	68,760,959	67,886,301	68,558,325	67,896,302
Earnings per share attributable to Houlihan Lokey, Inc.
Basic	$1.45	$1.10	$4.24	$3.10
Fully diluted	$1.39	$1.04	$4.05	$2.93

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED FINANCIAL INFORMATION
(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
(In thousands, except share and per share data)	2024	2023	2024	2023
Revenues	$634,428	$511,130	$1,722,994	$1,393,948

Employee compensation and benefits expenses
Employee compensation and benefits expenses (GAAP)	$402,971	$324,039	$1,093,724	$884,064
Less: Acquisition related compensation and benefits	(12,798)	(9,694)	(34,083)	(26,786)
Employee compensation and benefits expenses (adjusted)	390,173	314,345	1,059,641	857,278

Non-compensation expenses
Non-compensation expenses (GAAP)	$95,355	$90,551	$266,931	$249,720
Less: Acquisition related legal structure reorganization	(3,619)	(2,603)	(4,824)	(2,603)
Less: Integration and acquisition related costs	(4,668)	(4,259)	(8,222)	(5,724)
Less: Acquisition amortization	(4,066)	(1,560)	(9,674)	(8,275)
Non-compensation expenses (adjusted)	83,002	82,129	244,211	233,118

Operating income
Operating income (GAAP)	$136,102	$96,540	$362,339	$260,164
Plus: Adjustments (1)	25,151	18,116	56,803	43,388
Operating income (adjusted)	161,253	114,656	419,142	303,552

Other income, net
Other income, net (GAAP)	$(9,016)	$(6,035)	$(18,741)	$(12,336)
Plus/(less): Change in acquisition earnout liability fair value	—	—	(828)	816
Other income, net (adjusted)	(9,016)	(6,035)	(19,569)	(11,520)

Provision for income taxes
Provision for income taxes (GAAP)	$49,816	$31,772	$103,289	$73,276
Plus: Impact of the excess tax benefit for stock vesting	—	—	21,921	7,299
Less: Reversal of deferred tax asset	—	—	(1,690)	—
Less: Non-deductible acquisition related costs	(1,462)	(679)	(1,462)	(679)
Adjusted provision for income taxes	48,354	31,093	122,058	79,896
Plus: Resulting tax impact (2)	8,380	5,491	18,525	12,516
Provision for income taxes (adjusted)	56,734	36,584	140,583	92,412

Net income
Net income (GAAP)	$95,302	$70,803	$277,791	$199,224
Plus/(less): Adjustments (3)	18,233	13,304	20,337	23,436
Net income (adjusted)	$113,535	$84,107	$298,128	$222,660

Fully diluted shares outstanding
Fully diluted shares outstanding (GAAP)	68,760,959	67,886,301	68,558,325	67,896,302
Plus: Impact of unvested GCA retention and deferred share awards	334,677	968,515	454,494	1,148,657
Fully diluted shares outstanding (adjusted)	69,095,636	68,854,816	69,012,819	69,044,959

Diluted EPS attributable to Houlihan Lokey, Inc. (GAAP)	$1.39	$1.04	$4.05	$2.93
Diluted EPS attributable to Houlihan Lokey, Inc. (adjusted)	$1.64	$1.22	$4.32	$3.22
(1)The aggregate of adjustments from employee compensation and benefits and non-compensation expenses.
(2)Reflects the tax impact of utilizing the adjusted effective tax rate on the non-tax adjustments identified above.
(3)Consists of all adjustments identified above net of the associated tax impact.